SUPPLEMENT TO:

Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Equity Funds Prospectus (Class I)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Asset Allocation Funds Prospectus (Class I)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Income Funds Prospectus (Class A, C and Y)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Income Funds Prospectus (Class I)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Income Funds Prospectus (Class R)
and all related Summary Prospectuses
dated February 1, 2016

Date of Supplement: October 24, 2016

The information in this Supplement updates information in each Prospectus and Summary Prospectus, supersedes any contrary information included therein or in any prior supplement, and should be read in conjunction with each Prospectus and Summary Prospectus.

Calvert Investment Management, Inc. (“Calvert”) currently serves as the investment advisor to each series of The Calvert Fund, Calvert Impact Fund, Inc., Calvert Social Investment Fund and Calvert World Values Fund, Inc. (each, a “Registered Investment Company” or “RIC”, and each series thereof, a “Fund”).

On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company (“Ameritas”), entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to Calvert Fund shareholder approvals of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.

The closing of the Transaction (the “Closing”) will result in a change of control of Calvert and, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the automatic termination of: (i) the current investment advisory agreement between Calvert and each Registered Investment Company, on behalf of each Fund, and (ii) the current investment sub-advisory agreements between Calvert and the subadvisor(s) to the Calvert Equity Portfolio, Calvert International Opportunities Fund and Calvert Emerging Markets Equity Fund (each, a “Current Sub-Advisory Agreement”).

After careful consideration, the Board of each RIC, including all of the Directors/Trustees that are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), has unanimously approved, subject to approval of shareholders, a new investment advisory agreement with New Calvert, effective upon the Closing. The Board of Calvert Social Investment Fund, including all of its Independent Trustees, also unanimously approved, subject to approval of shareholders, a new investment subadvisory agreement between New Calvert and Atlanta Capital Management Company, LLC with respect to the Calvert Equity Portfolio, effective upon the Closing. The Board of Calvert World Values Fund, Inc., including all of its Independent Trustees, also unanimously approved, subject to approval of shareholders: (i) a new subadvisory agreement between New Calvert and Hermes Investment Management Limited with respect the Calvert Emerging Markets Equity Fund, (ii) Eaton Vance Management (International) Limited (“EVMI”) as a new subadvisor to the Calvert International Equity Fund and the Calvert International Opportunities Fund, (iii) a new subadvisory agreement between New Calvert and EVMI for each such Fund, and (iv) the termination of the subadvisory agreements between Calvert and Advisory Research, Inc. and between Calvert and Trilogy Global Advisors, LP with respect to the Calvert International Opportunities Fund, in each case, effective upon the Closing.

The contractual advisory fee rates payable to New Calvert under the new advisory agreement will not increase for any Fund, and in the case of the Funds listed in the chart below the contractual advisory fee rates will be reduced as shown:

Calvert Global Energy Solutions Fund	Current		0.95%
	Proposed		0.75%
Calvert Small Cap Fund	Current		0.70%
	Proposed		0.68%
Calvert Equity Portfolio	Current*	Up to and including $2 billion Over $2 billion up to and including $3 billion Over $3 billion	0.50%
			0.475%
			0.45%
	Proposed	Up to and including $2 billion Over $2 billion up to and including $3 billion Over $3 billion	0.5%
			0.425%
			0.375%
Calvert Emerging Markets Equity Fund	Current		0.95%
	Proposed		0.88%
Calvert High Yield Bond Fund	Current		0.65%
	Proposed		0.48%
Calvert Ultra-Short Income Fund	Current	Up to and including $1 billion Over $1 billion	0.30%
			0.29%
	Proposed	Up to and including $1 billion Over $1 billion	0.26%
			0.25%

* Calvert is currently voluntarily waiving a portion of its advisory fee equal to 0.05% on average daily net assets between $2 billion and $3 billion and 0.075% on average daily net assets over $3 billion. The new investment advisory agreement for this Fund would effectively make this voluntary waiver permanent by reducing the investment advisory fee schedule by an amount equal to the current voluntary waiver.

The subadvisory fees that are payable pursuant to each Current Subadvisory Agreement are paid by Calvert out of its advisory fee, and the subadvisory fees that will be payable pursuant to the new subadvisory agreements will be payable by New Calvert out of its advisory fee.

The Board also approved, subject to approval of shareholders: (i) a new consolidated slate of Directors/Trustees to oversee all Calvert Funds, including the Registered Investment Companies, (ii) new distribution plans pursuant to Rule 12b-1 under the 1940 Act, (iii) an amendment to the Declaration of Trust of The Calvert Fund and Calvert Social Investment Fund, which grants the Board the authority to amend, in certain circumstances, the Declaration of Trust without further shareholder approval, and (iv) approval of each Fund’s ability to invest a specified percentage of its assets in notes issued by the Calvert Social Investment Foundation. Implementation of the new investment advisory agreement, subadvisory agreements and distribution plans is contingent upon the Closing of the Transaction.

A proxy statement containing detailed information regarding each of these proposals is expected to be mailed to shareholders of record in early November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.

New Calvert has advised the Board of the RIC that if the proposal for New Calvert to serve as each Fund’s investment adviser is approved, New Calvert does not intend to make material changes to the Funds’ investment objectives, and will pursue a substantially similar investment approach for each Fund, including continuing to manage each Fund pursuant to responsible investment criteria as described in the prospectus. It is currently anticipated that following shareholder approval of the new investment advisory agreement and the Closing, investment professionals affiliated with Eaton Vance will also serve as employees of New Calvert and provide investment advisory services to the Funds.

Investors Should Retain This Supplement for Future Reference